FOR IMMEDIATE RELEASE	Media relations contact:

Charles Coleman (626) 302-7982

Investor relations contact:
Scott Cunningham (626) 302-2540

Edison International Reports First Quarter 2012 Results

ROSEMEAD, Calif., May 2, 2012 – Edison International (NYSE: EIX) today reported first quarter 2012 basic earnings of $0.28 per share, compared to basic earnings of $0.61 per share in the same quarter last year. First quarter 2012 core earnings were $0.35 per share, compared to core earnings of $0.65 per share in the first quarter of 2011.

The decrease in earnings primarily related to losses at Edison Mission Group’s (EMG) Midwest Generation unit and to a delay in the 2012 rate case decision at Southern California Edison (SCE). SCE incurred higher costs in the quarter to support its ongoing investment programs, but the revenues to support these investment programs are pending a decision from California regulators.

"The timing impact on SCE’s first quarter results should correct itself when a final rate case decision is received,” said Ted Craver, chairman and chief executive officer of Edison International. "Prospects remain strong for rate base and earnings growth at SCE.”

In anticipation of the transfer of EMG’s Homer City station to its owner-lessors, results for Homer City are now classified as non-core for both periods.

First Quarter Earnings Detail

SCE’s first quarter 2012 basic and core earnings were $0.56 per share compared to $0.68 per share in the first quarter of 2011. The core earnings decrease was primarily due to a delay in the 2012 California Public Utilities Commission (CPUC) general rate case decision as higher depreciation and net interest expenses are not being recovered in currently authorized revenue. The revenue requirement ultimately adopted by the CPUC will be retroactive to January 1, 2012. SCE also incurred $0.04 per share of incremental steam generator inspection and repair costs related to outages at the San Onofre Nuclear Generating Station that were offset by other operation and maintenance cost reductions.

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Note: GAAP earnings and losses refer to net income or losses attributable to Edison International throughout this release. Core earnings are a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings and Reconciliation of Core Earnings Per Share Guidance to Basic Earnings Per Share Guidance.

Edison International Reports First Quarter 2012 Financial Results

EMG’s first quarter 2012 basic losses were $(0.26) per share compared to losses of ($0.06) per share in the first quarter of 2011. Core losses were $(0.19) per share compared to losses of ($0.02) per share in the same quarter last year. 2012 core losses were due to lower generation, average realized energy, and capacity prices, along with higher fuel costs at Midwest Generation. Non-core items for both quarters included the results for Homer City in anticipation of the transfer of Homer City to the owner-lessors.

Edison International parent company and other reported a first quarter 2012 basic and core loss of $(0.02) per share compared to a $(0.01) per share basic and core loss in the same quarter last year.

2012 Earnings Guidance

The company will provide 2012 earnings guidance after SCE has received a final decision on its 2012 General Rate Case from the CPUC. See the risk disclosure statement on page 3 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports First Quarter 2012 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (core EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and core EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of losses or losses per share.

Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core EPS are defined as GAAP earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. Core earnings are reconciled to GAAP earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2011 Form 10-K, and most recent Form 10-Q and other reports filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Wednesday, May 2, 2012, 2:00 p.m. (Pacific Standard Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-888-568-0802 (US) and 1-203-369-3929 (Int’l) - Passcode: 468529
Telephone replay available through May 11, 2012
Webcast:        www.edisoninvestor.com

Edison International Reports First Quarter 2012 Financial Results

Summary Financial Schedules

First Quarter Basic Earnings (Loss) Per Share

	Quarter Ended March 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$0.56	$0.68	$(0.12)
EMG	(0.26)	(0.05)	(0.21)
EIX parent company and other	(0.02)	(0.01)	(0.01)
EIX earnings from continuing operations	0.28	0.62	(0.34)
EIX earnings from discontinued operations	--	(0.01)	0.01
EIX basic earnings[1]	$0.28	$0.61	$(0.33)
EIX diluted earnings	$0.28	$0.61	$(0.33)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

First Quarter Reconciliation of Core Earnings (Loss) Per Share
to Basic Earnings (Loss) Per Share

	Quarter Ended March 31,
Earnings (Loss) Per Common Share Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$0.56	$0.68	$(0.12)
EMG	(0.19)	(0.02)	(0.17)
EIX parent company and other	(0.02)	(0.01)	(0.01)
EIX core earnings	0.35	0.65	(0.30)
Non-core items
EMG – Homer City[2] EMG – Earnings (losses) from discontinued operations	(0.07) --	(0.03) (0.01)	(0.04) 0.01
Total non-core items	(0.07)	(0.04)	(0.03)
EIX basic earnings[1]	$0.28	$0.61	$(0.33)

1	See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

2
Non-core items for both quarters included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant.

Edison International Reports First Quarter 2012 Financial Results

First Quarter Basic Earnings (Loss)

	Quarter Ended March 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
SCE	$182	$222	$(40)
EMG	(83)	(18)	(65)
EIX parent company and other	(5)	(2)	(3)
EIX earnings (loss) from continuing operations	94	202	(108)
EIX earnings (loss) from discontinued operations	(1)	(2)	1
EIX basic earnings (loss)	$93	$200	$(107)

First Quarter Reconciliation of Core Earnings (Loss) to Basic Earnings (Loss)

	Quarter Ended March 31,
Earnings (Loss) (in millions) Attributable to Edison International (Unaudited)	2012	2011	Change
Core Earnings (Loss)[1]
SCE	$182	$222	$(40)
EMG	(60)	(8)	(52)
EIX parent company and other	(5)	(2)	(3)
EIX core earnings	117	212	(95)
Non-core items
EMG – Homer City[2] EMG – Earnings (losses) from discontinued operations	(23) (1)	(10) (2)	(13) 1
Total non-core items	(24)	(12)	(12)
EIX basic earnings (loss)	$93	$200	$(107)

1	See Use of Non-GAAP Financial Measures on page 3.

2
Non-core items for both quarters included the results for Homer City in anticipation of the orderly transfer of the Homer City plant to the owner-lessors, which will result in EME's loss of substantially all beneficial economic interest in and material control of the Homer City plant.

Edison International Reports First Quarter 2012 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended March 31,
(in millions, except per-share amounts, unaudited)	2012	2011
Electric utility	$2,412	$2,230
Competitive power generation	444	552
Total operating revenue	2,856	2,782
Fuel	283	258
Purchased power	615	508
Operation and maintenance	1,184	1,149
Depreciation, decommissioning and amortization	456	417
Asset impairments and other	14	—
Total operating expenses	2,552	2,332
Operating income	304	450
Interest and dividend income	3	4
Equity in loss from unconsolidated affiliates – net	(1)	(5)
Other income	31	41
Interest expense	(212)	(196)
Other expenses	(10)	(13)
Income from continuing operations before income taxes	115	281
Income tax expense	—	65
Income from continuing operations	115	216
Loss from discontinued operations, net of tax	(1)	(2)
Net income	114	214
Dividends on preferred and preference stock of utility	19	14
Other noncontrolling interests	2	—
Net income attributable to Edison International common shareholders	$93	$200
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$94	$202
Loss from discontinued operations, net of tax	(1)	(2)
Net income attributable to Edison International common shareholders	$93	$200
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326
Continuing operations	$0.28	$0.62
Discontinued operations	—	(0.01)
Total	$0.28	$0.61
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	328
Continuing operations	$0.28	$0.62
Discontinued operations	—	(0.01)
Total	$0.28	$0.61
Dividends declared per common share	$0.325	$0.320

Edison International Reports First Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International
	March 31,	December 31,
(in millions, unaudited)	2012	2011
ASSETS
Cash and cash equivalents	$1,483	$1,469
Receivables, less allowances of $76 and $75 for uncollectible accounts at respective dates	753	908
Accrued unbilled revenue	508	519
Inventory	579	624
Prepaid taxes	121	88
Derivative assets	90	106
Restricted cash and cash equivalents	187	103
Margin and collateral deposits	96	58
Regulatory assets	692	494
Other current assets	206	115
Total current assets	4,715	4,484
Nuclear decommissioning trusts	3,853	3,592
Investments in unconsolidated affiliates	522	525
Other investments	221	211
Total investments	4,596	4,328
Utility property, plant and equipment, less accumulated depreciation of $7,088 and $6,894 at respective dates	28,133	27,569
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $1,478 and $1,408 at respective dates	4,547	4,547
Total property, plant and equipment	32,680	32,116
Derivative assets	117	128
Restricted deposits	60	51
Rent payments in excess of levelized rent expense under plant operating leases	798	760
Regulatory assets	5,713	5,466
Other long-term assets	705	706
Total long-term assets	7,393	7,111
Total assets	$49,384	$48,039

Edison International Reports First Quarter 2012 Financial Results

Consolidated Balance Sheets	Edison International
	March 31,	December 31,
(in millions, except share amounts, unaudited)	2012	2011
LIABILITIES AND EQUITY
Short-term debt	$343	$429
Current portion of long-term debt	61	57
Accounts payable	1,067	1,419
Accrued taxes	112	52
Accrued interest	229	205
Customer deposits	195	199
Derivative liabilities	255	268
Regulatory liabilities	645	670
Other current liabilities	768	1,049
Total current liabilities	3,675	4,348
Long-term debt	14,131	13,689
Deferred income taxes	5,686	5,396
Deferred investment tax credits	88	89
Customer advances	141	138
Derivative liabilities	803	547
Pensions and benefits	2,882	2,912
Asset retirement obligations	2,730	2,688
Regulatory liabilities	5,103	4,670
Other deferred credits and other long-term liabilities	2,538	2,476
Total deferred credits and other liabilities	19,971	18,916
Total liabilities	37,777	36,953
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,325	2,360
Accumulated other comprehensive loss	(118)	(139)
Retained earnings	7,783	7,834
Total Edison International's common shareholders' equity	9,990	10,055
Preferred and preference stock of utility	1,374	1,029
Other noncontrolling interests	243	2
Total noncontrolling interests	1,617	1,031
Total equity	11,607	11,086
Total liabilities and equity	$49,384	$48,039

Edison International Reports First Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Three months ended March 31,
(in millions, unaudited)	2012	2011
Cash flows from operating activities:
Net income	$114	$214
Less: Loss from discontinued operations	(1)	(2)
Income from continuing operations	115	216
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	456	417
Regulatory impacts of net nuclear decommissioning trust earnings	77	41
Other amortization	26	37
Asset impairments and other	15	—
Stock-based compensation	8	7
Equity in loss from unconsolidated affiliates	1	5
Distributions from unconsolidated affiliates	—	5
Deferred income taxes and investment tax credits	(22)	226
Income from leveraged leases	(1)	(1)
Proceeds from U.S. treasury grants	29	—
Changes in operating assets and liabilities:
Receivables	118	128
Inventory	44	(18)
Margin and collateral deposits – net of collateral received	(36)	15
Prepaid taxes	(33)	(143)
Other current assets	22	(6)
Rent payments in excess of levelized rent expense	(38)	(32)
Accounts payable	(78)	(49)
Accrued taxes	322	1
Other current liabilities	(426)	(207)
Derivative assets and liabilities – net	295	106
Regulatory assets and liabilities – net	(254)	(42)
Other assets	(7)	(7)
Other liabilities	45	21
Operating cash flows from discontinued operations	(1)	(2)
Net cash provided by operating activities	677	718
Cash flows from financing activities:
Long-term debt issued	449	82
Long-term debt issuance costs	(8)	(1)
Long-term debt repaid	(9)	(9)
Preference stock issued – net	345	123
Short-term debt financing – net	(86)	294
Settlements of stock-based compensation – net	(28)	(7)
Cash contributions from noncontrolling interests	238	—
Dividends and distributions to noncontrolling interests	(14)	(13)
Dividends paid	(106)	(104)
Net cash provided by financing activities	$781	$365

Edison International Reports First Quarter 2012 Financial Results

Consolidated Statements of Cash Flows	Edison International
	Three months ended March 31,
(in millions, unaudited)	2012	2011
Cash flows from investing activities:
Capital expenditures	$(1,276)	$(1,133)
Proceeds from sale of nuclear decommissioning trust investments	602	622
Purchases of nuclear decommissioning trust investments and other	(684)	(669)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	1	5
Investments in other assets	(87)	1
Net cash used by investing activities	(1,444)	(1,174)
Net increase (decrease) in cash and cash equivalents	14	(91)
Cash and cash equivalents, beginning of period	1,469	1,389
Cash and cash equivalents, end of period	$1,483	$1,298